                                                                   EXHIBIT 10.20



                     AMENDED AND RESTATED CO-SALE AGREEMENT

         This AMENDED AND RESTATED CO-SALE AGREEMENT (this "Agreement") is made as of this 10th day of November, 2000 by and among Digirad Corporation, a Delaware corporation (formerly Aurora Technologies Corporation, a California corporation) (the "Company"), each of the founders listed under the heading "Founders" on SCHEDULE A attached hereto (each a "Founder", and collectively the "Founders"), holders of a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock listed under the heading "Existing Investors" on SCHEDULE A attached hereto (the "Existing Investors") and each of the purchasers of the Series E Preferred Stock of the Company listed under the heading "New Investors" on SCHEDULE A attached hereto (the "New Investors").

                                    RECITALS

         WHEREAS, the Founders and the Existing Investors have, from time to time, purchased shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and/or Series E Preferred Stock and have become parties to that certain Co-Sale Agreement dated May 13, 1994, as amended by that certain Amendment No. 1 to the Co-Sale Agreement dated December 8, 1995, that certain Amendment No. 2 to the Co-Sale Agreement dated April 23, 1996, that certain Amendment No. 3 to the Co-Sale Agreement dated September 6, 1996, that certain Amendment No. 4 to the Co-Sale Agreement dated September 30, 1996, that certain Amendment No. 5 to the Co-Sale Agreement dated August 8, 1997, that certain Amendment No. 6 to the Co-Sale Agreement dated March 15, 2000 and that certain Addendum to Amendment No. 6 to the Co-Sale Agreement dated April 6, 2000 (collectively, the "Co-Sale Agreement").

         WHEREAS, the New Investors are purchasing shares of the Company's Series E Preferred Stock pursuant to a Fourth Additional Series E Preferred Stock Purchase Agreement dated as of even date herewith (the "Purchase Agreement").

         WHEREAS, as an inducement to the New Investors to purchase shares of the Series E Preferred Stock, the Company, the Founders, the Existing Investors and the New Investors all desire to completely amend and restate the Co-Sale Agreement pursuant to Section 7.2 with respect to the matters set forth therein.

         THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

         1.       DEFINITIONS.

                  a. "Stock" shall mean outstanding shares of the Company's Common Stock now owned by the Founders.

                  b. "Preferred Stock" shall mean outstanding shares of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

                  c. "Common Stock" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding Preferred Stock.

                  d. "Stockholders" shall mean the Existing Investors and the New Investors, collectively.

         2.       SALES BY FOUNDERS.

                  a. If any Founder proposes to sell or transfer any shares of Stock except as otherwise permitted herein, then such Founder shall promptly give written notice (the "Notice") to the Company and the Stockholders at least 20 days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of paragraph 3(a) or 3(b) hereof, the Notice shall state under which paragraph the sale or transfer is being made.

                  b. Each Stockholder shall have the right, exercisable upon written notice to such Founder within 15 days after receipt of the Notice, to participate in such sale of Stock on the same terms and conditions. To the extent one or more of the Stockholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Stock that the Founder may sell in the transaction shall be correspondingly reduced. A Stockholder with one or more affiliated funds may apportion the number of shares it is entitled to sell pursuant to paragraph (c) below among such funds in any manner the Stockholder may choose.

                  c. Each Stockholder may sell all or any part of that number of shares of Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by such Stockholder at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned by the Founder and all of the Stockholders at the time of the sale or transfer. Notwithstanding the foregoing, in the event of any purchase of shares of Stock by the Company (or its assignees) pursuant to any right of first refusal or by the Stockholder under paragraph (g) below, no Stockholder shall have any co-sale rights under this
Section 2 with respect to any shares of Stock so purchased.

                  d. Each Stockholder electing to participate (each a "Participant," and collectively, the "Participants") shall effect its participation in the sale by promptly delivering to the Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                           (i)      the type and number of shares of Common
Stock which such Participant elects to sell; or

                           (ii)     that number of shares of Preferred Stock
which is at such time convertible into the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of shares of Preferred Stock in lieu of Common Stock, such Participant shall convert such Preferred Stock into shares of Common Stock and deliver such shares of Common Stock as provided in subparagraph 2(d)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

                  e. The stock certificate or certificates that the Participant delivers to the Founder pursuant to paragraph 2(d) shall be transferred to the prospective purchaser in consummation of the sale of the Stock pursuant to the terms and conditions specified in the Notice, and the Founder shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Participant.

                  f. The exercise or non-exercise of the rights of the Stockholders hereunder to participate in one or more sales of Stock made by the Founder shall not adversely affect their rights to participate in subsequent sales of Stock subject to paragraph 2(a).

                  g. Notwithstanding the foregoing, in the event the holders of a majority of the outstanding shares of Preferred Stock held by the Stockholders so elect, the Stockholders shall have the right, exercisable upon written notice to the Founders within 15 days after receipt of the Notice, to purchase, within 30 days of receipt of the Notice, all (but not less than all) of the shares of Stock specified in the Notice, excluding any shares purchased or designated for purchase by the Company (or its assignees) pursuant to any Company right of first refusal; provided, however, in the event the Company (or its assignees) has any right of first refusal with respect to such shares, the time periods specified in this sentence shall extend from the later of the date of receipt by the Stockholders of the Notice and the date of receipt by the Stockholders of notice from the Company (or its assignee) as to its decision to exercise its right of first refusal with respect to such shares. Each Stockholder participating in such purchase shall purchase the number of shares equal to the aggregate number of shares of Stock specified in the Notice, excluding any shares purchased or designated for purchase by the Company (or its assignees) pursuant to any Company right of first refusal, multiplied by a fraction the numerator of which is the number of shares of Common Stock owned by such Stockholder at the time of the sale or transfer and the denominator of which is the total number of shares of Common Stock owned at such time by all Stockholders participating in such purchase. Subject to the restrictions contained herein, the closing for any such purchase shall be held on a date set by the Company and a majority of the Stockholders participating in such purchase. The Company shall give the participating Stockholders and each Founder notice of the closing date, at which time the portion to be purchased by each participating Stockholder shall be determined.

         3.       EXEMPT TRANSFERS.

                  a. Notwithstanding the foregoing, the co-sale rights of the Stockholders shall not apply to (i) any pledge of Stock made pursuant to a bona fide loan transaction that creates a mere security interest, (ii) any transfer to the ancestors, descendants or spouse or to trusts for the benefit of such persons or a Founder; or (iii) any bona fide gift; provided that (A) the transferring Founder shall inform the Stockholders of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Stockholders with a written agreement to be bound by and comply with all provisions of Section 2. Such transferred Stock shall remain "Stock" hereunder, and such pledgee, transferee or donee shall be treated as a "Founder" for purposes of this Agreement.

                  b.       Notwithstanding the foregoing, the provisions of
Section 2 shall not apply to the sale of any Stock (i) to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") or (ii) to the Company, or (iii) if prior to such sale, the Founder held less than 5% of the Company's outstanding shares.

         4.       PROHIBITED TRANSFERS.

                  a. In the event a Founder should sell any Stock in contravention of the co-sale rights of the Stockholders under this agreement (a "Prohibited Transfer"), the Stockholders, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the put option provided below, and the Founder shall be bound by the applicable provisions of such option.

                  b. In the event of a Prohibited Transfer, each Stockholder shall have the right to sell to the Founder the type and number of shares of Stock equal to the number of shares each Stockholder would have been entitled to transfer to the purchaser had the Prohibited Transfer under Section 2(c) hereof been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

                           (i)      The price per share at which the shares are
to be sold to the Founder shall be equal to the price per share paid by the purchaser to the Founder in the Prohibited Transfer. The Founder shall also reimburse each Stockholder for any and all fees and expenses, including legal fees and expenses incurred pursuant to the exercise or the attempted exercise of the Stockholder's rights under Section 2.

                           (ii)     Within 90 days after the later of the dates
on which the Stockholder (A) received notice of the Prohibited Transfer or (B) otherwise become aware of the Prohibited Transfer, each Stockholder shall, if exercising the option created hereby, deliver to the Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                           (iii)    The Founder shall, upon receipt of the
certificate or certificates for the shares to be sold by a Stockholder, pursuant to this subparagraph 4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in subparagraph 4(b)(i), in cash or by other means acceptable to the Stockholder.

                           (iv)     Notwithstanding the foregoing, any attempt
by a Founder to transfer Stock in violation of Section 2 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Stockholders.

         5. ASSIGNMENT OF COMPANY'S RIGHT OF FIRST REFUSAL. In the event the Company does not exercise its right of first refusal provided for in any stockholder agreement entered into between the Company and a Founder, the Company shall assign such right to the Stockholders. In the event the holders of a majority of the outstanding shares of Preferred Stock so elect, the Stockholders may exercise such right, within the time period specified in such Stockholder Agreement, to purchase all (but not less than all) of the shares subject to the Company's right of first refusal and specified in the notice to the Company by the Founder as provided for in such Stockholder Agreement (the "Offered Shares"). In that event, each Stockholder shall purchase the number of shares of Stock specified in the notice to the Company equal to the number of Offered Shares multiplied by the fraction set forth in Section 2(g) hereof.

         6.       LEGEND.

                  a. Each certificate representing shares of Stock now or hereafter owned by the Founders or issued to any person in connection with a transfer pursuant to Section 3(a) hereof shall be endorsed with the following legend:

         "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF STOCK OF THE CORPORATION AS AMENDED FROM TIME TO TIME. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

                  b. Each Founder agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 6(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

         7.       MISCELLANEOUS.

                  7.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California, without regard to principles of conflicts of laws.

                  7.2 AMENDMENT. Any provision may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, the Company, (ii) as to the Stockholders, by persons holding more than fifty percent (50%) in interest of the Common Stock held by the Stockholders and their assignees, pursuant to Section 7.3 hereof, and (iii) as to each Founder, such Founder, provided that any Stockholder may waive any of its rights hereunder without obtaining the consent of any other Stockholder. Any amendment or waiver effected in accordance with clauses (i), (ii) and (iii) of this paragraph shall be binding upon the Company, each Stockholder, its successors and assigns, and each Founder.

                  7.3 ASSIGNMENT OF RIGHTS. This Agreement and the rights and obligations of the parties hereunder shall inure to benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of the Stockholders hereunder are only assignable (i) by each of such Stockholders to any other Stockholder, (ii) to an assignee or transferee who acquires all of the Common Stock purchased by a Stockholder or at least 50,000 shares of Common Stock or (iii) to an affiliated entity controlling, controlled by, or under common control with, a Stockholder.

                  7.4 TERM. This Agreement shall terminate upon the earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock at an aggregate offering price of not less than $15,000,000 and at a public offering price of not less than $7.50 per share (as adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) and (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary.

                  7.5 OWNERSHIP. Each Founder represents and warrants that he is the sole legal and beneficial owner of the shares of stock subject to this Agreement and that no other person has any interest (other than a community property interest) in such shares.

                  7.6 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto.

                  7.7 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  7.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                  7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties contemplate that Additional Closings may occur under the Purchase Agreement by which additional shares of Series E Preferred Stock will be sold to certain investors. Such new investors shall become party to this Agreement by executing counterpart signature pages and no further signature shall be required by the Company, the Founders, the Existing Investors or the New Investors. Such investors shall be deemed to be "New Investors" and "Stockholders" under this Agreement for all purposes hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                               DIGIRAD CORPORATION,
                                       a Delaware corporation

                                       By:     /s/ Scott Huennekens
                                          --------------------------------------
                                          Scott Huennekens, President


FOUNDERS:                              JACK F. BUTLER

                                       By:     /s/ Jack F. Butler
                                          --------------------------------------
                                          Jack F. Butler

                            Address:   16650 Las Cuestas
                                       Rancho Santa Fe, CA  92067


                                       CLINTON L. LINGREN


                                       By:     /s/ Clinton L. Lingren
                                          --------------------------------------
                                          Clinton L. Lingren

                            Address:   6211 Hannon Ct.
                                       San Diego, CA  92117


                                       GERALD G. LOEHR SEPARATE PROPERTY
                                       TRUST U.S. TRUST COMPANY, N.A.,
                                       CO-TRUSTEE


                                       By:     /s/ STEVE VOLK            11/8/00
                                          --------------------------------------
                                               Steve Volk, CTFA
                                       Its:    VICE PRESIDENT &
                                               SENIOR TRUST OFFICER
                                           -------------------------------------


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       GERALD G. AND LINDA J. LOEHR FAMILY
                                       TRUST


                                       By:     /s/ Linda Loehr
                                          --------------------------------------
                                          Trustee

                                       By:
                                          --------------------------------------
                                          Trustee

                           Address:    P.O. Box 675207
                                       Rancho Santa Fe, CA  92067


EXISTING INVESTORS:                    KINGSBURY CAPITAL PARTNERS, L.P., III
                                       KINGSBURY CAPITAL PARTNERS, L.P.
                                       KINGSBURY CAPITAL PARTNERS, L.P. II


                                       By: Kingsbury Associates, L.P.,
                                           Its General Counsel


                                       By:     /s/ Timothy J. Wollaeger
                                          --------------------------------------
                                          Timothy J. Wollaeger,
                                          General Partner

                           Address:    3655 Nobel Drive, Suite 490
                                       San Diego, CA  92122


                                       SORRENTO GROWTH PARTNERS I, L.P.

                                       By: Sorrento Equity Growth
                                           Partners I, L.P.,
                                           Its General Partner

                                       By: Sorrento Associates, Inc.,
                                           Its General Partner


                                       By:     /s/ Robert M. Jaffe
                                          --------------------------------------
                                          Robert M. Jaffee, President


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       SORRENTO VENTURES II, L.P.


                                       By: Sorrento Equity Partners, L.P.,
                                           Its General Partner

                                       By: Sorrento Associates, Inc.,
                                           Its General Partner


                                       By:     /s/ Robert M. Jaffee
                                          --------------------------------------
                                          Robert M. Jaffee, President


                                       SORRENTO VENTURES III, L.P.


                                       By: Sorrento Equity Partners, III, L.P.,
                                           Its General Partner

                                       By: Sorrento Associates, Inc.,
                                           Its General Partner


                                       By:     /s/ Robert M. Jaffee
                                          --------------------------------------
                                          Robert M. Jaffee, President


                                       SORRENTO VENTURES CE, L.P.

                                       By: Sorrento Equity Partners, III, L.P.,
                                           Its General Partner

                                       By: Sorrento Associates, Inc.,
                                           Its General Partner


                                       By:     /s/ Robert M. Jaffee
                                          --------------------------------------
                                          Robert M. Jaffee, President

                           Address: 4370 La Jolla Village Drive, Suite 1040 San Diego, CA 92122


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       VECTOR LATER-STAGE EQUITY FUND, L.P.

                                       By: Vector Fund Management, II, L.L.C.
                                           Its General Partner


                                       By:     /s/ Douglas Reed
                                          --------------------------------------
                                          Douglas Reed, M.D.
                                          Managing Director


                                       VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                       By: Vector Fund Management, II, L.L.C.
                                           Its General Partner


                                       By:     /s/ Douglas Reed
                                          --------------------------------------
                                          Douglas Reed, M.D.
                                          Managing Director


                                       VECTOR LATER-STAGE EQUITY FUND II
                                       (Q.P.), L.P.

                                       By: Vector Fund Management, II, L.L.C.
                                           Its General Partner


                                       By:     /s/ Douglas Reed
                                          --------------------------------------
                                          Douglas Reed, M.D.
                                          Managing Director

                           Address:    1751 Lake Cook Road, Suite 350
                                       Deerfield, IL  60015


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       HEALTH CARE INDEMNITY, INC.


                                       By:  Columbia/HCA Healthcare Corporation
                                       Its: Investment Advisor


                                       By:     /s/ James T. Glasscock
                                          --------------------------------------

                                       Name:   James T. Glasscock
                                            ------------------------------------

                                       Its:    VP, Investment
                                           -------------------------------------


                           Address:    One Park Plaza
                                       Post Office Box 550
                                       Nashville, TN  37202-0550


                                       OCEAN AVENUE INVESTORS, LLC -
                                       ANACAPA FUND

                                       By:     /s/ Michael Browne
                                          --------------------------------------
                                          Michael Browne
                                          Manager


                                       OCEAN AVENUE INVESTORS, LLC -
                                       FOUNDERS FUND

                                       By:     /s/ Michael Browne
                                          --------------------------------------
                                          Michael Browne
                                          Manager


                                       OCEAN AVENUE INVESTORS, LLC -
                                       REDSTONE FUND

                                       By:     /s/ Michael Browne
                                          --------------------------------------
                                          Michael Browne
                                          Manager


                           Address: 100 Wilshire Boulevard, Suite 1850 Santa Monica, CA 90401


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

NEW INVESTORS:                         KINGSBURY CAPITAL PARTNERS, L.P., III

                                       By: Kingsbury Associates, L.P.,
                                           Its General Counsel


                                       By:     /s/ Timothy J. Wollaeger
                                          --------------------------------------
                                          Timothy J. Wollaeger,
                                          General Partner

                           Address:    3655 Nobel Drive, Suite 490
                                       San Diego, CA  92122


                                       KINGSBURY CAPITAL PARTNERS, L.P., IV

                                       By: Kingsbury Associates, L.P.,
                                           Its General Counsel


                                       By:     /s/ Timothy J. Wollaeger
                                          --------------------------------------
                                          Timothy J. Wollaeger,
                                          General Partner

                           Address:    3655 Nobel Drive, Suite 490
                                       San Diego, CA  92122


                                       VECTOR LATER-STAGE EQUITY FUND II
                                       (QP), L.P.

                                       By: Vector Fund Management II, L.L.C.
                                           Its General Partner


                                       By:     /s/ Douglas Reed
                                          --------------------------------------
                                          Douglas Reed, M.D.
                                          Managing Director


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       VECTOR LATER-STAGE EQUITY FUND II, L.P.

                                       By: Vector Fund Management, II, L.L.C.
                                           Its General Partner


                                       By:     /s/ Douglas Reed
                                          --------------------------------------
                                          Douglas Reed, M.D.
                                          Managing Director


                           Address:    1751 Lake Cook Road, Suite 350
                                       Deerfield, IL  60015


                                       OCEAN AVENUE INVESTORS, LLC -
                                       ANACAPA FUND I

                                       By:     /s/ Michael Browne
                                          --------------------------------------
                                          Michael Browne
                                          Manager


                            Address: 100 Wilshire Boulevard, Suite 1850 Santa Monica, CA 90401


                                       HEALTH CARE INDEMNITY, INC.


                                       By:  Columbia/HCA Healthcare Corporation
                                       Its: Investment Advisor


                                       By:     /s/ James Glasscock
                                          --------------------------------------

                                       Name:   James T. Glasscock
                                            ------------------------------------

                                       Its:    VP, Investments
                                           -------------------------------------


                           Address:    One Park Plaza
                                       Post Office Box 550
                                       Nashville, TN  37202-0550


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       AUREUS DIGIRAD, LLC


                                       By:     /s/ Robert M. Averick
                                          --------------------------------------

                                       Name:   Robert M. Averick
                                            ------------------------------------

                                       Its:    Member
                                           -------------------------------------


                           Address:    100 First Stamford Place
                                       Stamford, CT  06902


                                       MERRILL LYNCH VENTURES, LLC



                                       By:     /s/ Edward J. Higgins
                                          --------------------------------------
                                          Edward J. Higgins
                                          Vice President

                           Address: 2 World Financial Center, 23rd Floor New York, NY 10281
                                       Attn:  Robert F. Tully


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       MID CAROLINA CARDIOLOGY, PA


                                       By:     /s/ Stephen A. McAdams MD
                                          --------------------------------------

                                       Its:    Chief Executive Officer
                                           -------------------------------------

                                       Name:   Stephen A. McAdams
                                            ------------------------------------


                           Address:    1718 East 4th Street, Suite 901
                                       Charlotte, NC  28277
                                       Attn: Stephen A. McAdams


                                       STEPHEN ALAN MCADAMS AND LOU ANN
                                       MCADAMS, AS JOINT TENANTS



                                       By:     /s/ Stephen Alan McAdams
                                          --------------------------------------
                                          Stephen Alan McAdams


                                       By:     /s/ Lou A. McAdams
                                          --------------------------------------
                                          Lou Ann McAdams


                           Address:    4901 Old Course Drive
                                       Charlotte, NC  28277


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       AKINYELE ALUKO, M.D.



                                               /s/ Akinyele Aluko
                                       -----------------------------------------
                                       Akinyele Aluko, M.D.

                           Address:    5725 Laurium Road
                                       Charlotte, NC  28226



                                       HARVEY FAMILY LLC



                                       By:     /s/ John Harvey
                                          --------------------------------------
                                          John Harvey
                                          Manager

                           Address:    2305 NW Grand Boulevard
                                       Oklahoma City, OK  73116



                                       GFP DIGIRAD, LLC



                                       By:     /s/ ILLEGIBLE
                                          --------------------------------------

                                       Its:    Managing Member
                                           -------------------------------------

                                       Name:   ILLEGIBLE
                                            ------------------------------------


                           Address:    4000 West Brown Deer Road
                                       Milwaukee, WI  53209-1221



                                       DR. JEROME WILLIAMS, JR.



                                       By:     /s/ Jerome Williams, Jr.
                                          --------------------------------------

                                       Its:
                                           -------------------------------------

                                       Name:
                                            ------------------------------------


                           Address:    4543 Rosecliff Drive
                                       Charlotte, NC  28277


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       DWAYNE A. SCHMIDT



                                               /s/ Dwayne Schmidt
                                       -----------------------------------------
                                       Dwayne A. Schmidt

                           Address:    327 Northwest 14th Street
                                       Oklahoma City, OK  73103


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                       FISK VENTURES LLC



                                       By:     /s/ ILLEGIBLE
                                          --------------------------------------

                                       Its:    Manager
                                           -------------------------------------

                           Address:    4041 North Main Street
                                       Post Office Box 1919
                                       Racine, Wisconsin 53401-1919



                                       INGLEWOOD VENTURES, LP



                                       By:     /s/ Daniel C. Wood
                                          --------------------------------------

                                       Its:    Member
                                           -------------------------------------

                           Address: 12526 High Bluff Drive, Suite 300 San Diego, CA 92130



                                       THE UNIVERSITY OF NORTH CAROLINA AT
                                       CHAPEL HILL FOUNDATION INVESTMENT
                                       FUND, INC.



                                       By:     /s/ Mark W. Yusko
                                          --------------------------------------
                                          Mark W. Yusko

                                       Its:    Assistant Treasurer
                                           -------------------------------------

                           Address: 308 West Rosemary Street, Suite 203 Chapel Hill, NC 27516



                                       PALIVACINNI PARTNERS, LLC



                                       By:     /s/ Peter K. Shagory
                                          --------------------------------------
                                          Peter K. Shagory

                                       Its:    Manager
                                           -------------------------------------

                           Address:    1751 Lake Cook Road, Suite 350
                                       Deerfield, IL  60015


                         [SIGNATURE PAGE TO AMENDED AND
                           RESTATED CO-SALE AGREEMENT]

                                CONSENT OF SPOUSE
                    (FOR SHARES OF STOCK HELD BY INDIVIDUALS)


         I acknowledge that I have read the foregoing Amended and Restated Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Amended and Restated Co-Sale Agreement) must be granted to the Stockholders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Amended and Restated Co-Sale Agreement and that I will take no action at any time to hinder operation of, or violate, the Amended and Restated Co-Sale Agreement.



                                             /s/ Sharon Lingren
                                          --------------------------------------
                                          (Signature of Spouse)

                                CONSENT OF SPOUSE
                    (FOR SHARES OF STOCK HELD BY INDIVIDUALS)


         I acknowledge that I have read the foregoing Amended and Restated Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Amended and Restated Co-Sale Agreement) must be granted to the Stockholders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Amended and Restated Co-Sale Agreement and that I will take no action at any time to hinder operation of, or violate, the Amended and Restated Co-Sale Agreement.



                                             /s/ Lou A. McAdams
                                          --------------------------------------
                                          (Signature of Spouse)

                                CONSENT OF SPOUSE
                    (FOR SHARES OF STOCK HELD BY INDIVIDUALS)


         I acknowledge that I have read the foregoing Amended and Restated Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Amended and Restated Co-Sale Agreement) must be granted to the Stockholders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Amended and Restated Co-Sale Agreement and that I will take no action at any time to hinder operation of, or violate, the Amended and Restated Co-Sale Agreement.



                                             /s/ ILLEGIBLE
                                          --------------------------------------
                                          (Signature of Spouse)

                                CONSENT OF SPOUSE
                    (FOR SHARES OF STOCK HELD BY INDIVIDUALS)


         I acknowledge that I have read the foregoing Amended and Restated Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Amended and Restated Co-Sale Agreement) must be granted to the Stockholders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Amended and Restated Co-Sale Agreement and that I will take no action at any time to hinder operation of, or violate, the Amended and Restated Co-Sale Agreement.



                                             /s/ ILLEGIBLE
                                          --------------------------------------
                                          (Signature of Spouse)

                                CONSENT OF SPOUSE
                    (FOR SHARES OF STOCK HELD BY INDIVIDUALS)


         I acknowledge that I have read the foregoing Amended and Restated Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Amended and Restated Co-Sale Agreement) must be granted to the Stockholders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Amended and Restated Co-Sale Agreement and that I will take no action at any time to hinder operation of, or violate, the Amended and Restated Co-Sale Agreement.



                                             /s/ ILLEGIBLE
                                          --------------------------------------
                                          (Signature of Spouse)

                                CONSENT OF SPOUSE
                    (FOR SHARES OF STOCK HELD BY INDIVIDUALS)


         I acknowledge that I have read the foregoing Amended and Restated Co-Sale Agreement and that I know its contents. I am aware that by its provisions if I and/or my spouse agree to sell all or part of the shares of the Company held of record by either or both of us, including my community interest in such shares, if any, co-sale rights (as described in the Amended and Restated Co-Sale Agreement) must be granted to the Stockholders by the seller. I hereby agree that those shares and my interest in them, if any, are subject to the provisions of the Amended and Restated Co-Sale Agreement and that I will take no action at any time to hinder operation of, or violate, the Amended and Restated Co-Sale Agreement.



                                             /s/ ILLEGIBLE
                                          --------------------------------------
                                          (Signature of Spouse)

                                   SCHEDULE A


FOUNDERS

Jack F. Butler, Sr.
Clinton L. Lingren
Gerald G. Loehr Trust
Gerald G. and Linda J. Loehr Family Trust

EXISTING INVESTORS

Vector Later-Stage Equity Fund, L.P.
Vector Later-Stage Equity Fund II, L.P.
Vector Later-Stage Equity Fund II (Q.P.), L.P.
Furman Selz SBIC L.P.
Sorrento Growth Partners I, L.P.
Sorrento Ventures II, L.P.
Sorrento Ventures III, L.P.
Sorrento Ventures CE, L.P.
Kingsbury Capital Partners, L.P.
Kingsbury Capital Partners, L.P., II
Kingsbury Capital Partners, L.P., III
Jack F. Butler, Sr.
Gerald G. Loehr Trust
William L. Ashburn
Karen A. Klause
Kenneth E. Olson Trust
Peter T. Dunn
Dunn Family Trust
Nathan P. Dunn
Kyla E. Dunn
The Arthur & Sophie Brody Revocable Trust DTD 04/13/89
Malin Burnham
Philip L. Elkus Trust DTD 09/09/74
Elliot Feuerstein Trust DTD 05/14/82
Stanley and Maxine Firestone Trust DTD 12/02/88
Ira R. and Joan P. Katz Qualified Marital Trust
Knowles Family Trust
The SDL Trust
Arthur E. Nicholas
The Stanley E. and Pauline M. Foster Trust DTD  07/31/81
Page Trust DTD 03/03/89
Forrest N. Shumway & Patricia K. Shumway Trust DTD 04/26/94
Derbes Family Trust U/D/T 04/25/86

Sutro Investment Partners V., LLC
SBSF Biotechnology Fund, L.P.
SBSF Biotechnology Partners Fund, L.P.
ABS Employees' Venture Fund Limited Partnership
JAFCO Co., Ltd.
JAFCO R-3 Investment Enterprise Partnership
JAFCO JS3 Investment Enterprise Partnership
JAFCO G-6 (A) Investment Enterprise Partnership
JAFCO G-6 (B) Investment Enterprise Partnership
JAFCO G-7 (A) Investment Enterprise Partnership
JAFCO G-7 (B) Investment Enterprise Partnership
Johnson & Johnson Development Corporation
Health Care Indemnity, Inc.
Mitsui & Co., Ltd.
MVC Global Japan Fund I
Ocean Avenue Investors, LLC - Founders Fund
Ocean Avenue Investors, LLC - Redstone Fund
Ocean Avenue Investors, LLC - Anacapa Fund I

NEW INVESTORS

Kingsbury Capital Partners L.P., III
Kingsbury Capital Partners L.P., IV
Vector Later-Stage Equity Fund II, L.P.
Vector Later-Stage Equity Fund II (Q.P.), L.P.
Health Care Indemnity, Inc.
Ocean Avenue Investors, LLC - Acacapa Fund
Aureus Digirad, LLC
Merrill Lynch Ventures, LLC
Mid Carolina Cardiology, PA
Stephen Alan McAdams and Lou Ann McAdams, As Joint Tenants
Akinyele Aluko, M.D.
Harvey Family LLC
GFP Digirad
Dr. Jerome Williams, Jr.
Dwayne A. Schmidt
Richard N. Linder and Judy F. Linder
Fisk Ventures LLC
IngleWood Ventures, LP
The University of North Carolina at Chapel Hill
         Foundation Investment Fund, Inc.
Palivacinni Partners, LLC


                                      A-2